UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2016
(Date of earliest event reported: October 28, 2015)

_____________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 28, 2015, Schweitzer-Mauduit International Inc. (the "Company" or "SWM") filed a Current Report on Form 8-K (the "8-K") to report its acquisition of Argotec Intermediate Holdings LLC ("Argotec"). The purpose of this amendment to the Form 8-K is to include the historical and unaudited pro forma condensed consolidated financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the 8-K in reliance on the instructions to such items.

Item 7.01 Regulation FD Disclosure.

The supplemental information included in Exhibit 99.1 hereto is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements and supplemental information of business acquired.

The audited consolidated financial statements of Argotec Intermediate Holdings Two LLC and Subsidiaries as of December 31, 2014 and for the year then ended are filed as Exhibit 99.1 and incorporated herein by reference. The audited financial statements are of Argotec’s parent company. SEC regulations allow the use of audited financial statements of an entire consolidated entity where only selected parts of an entity are acquired and those acquired parts represent substantially all of the selling entity.

The unaudited condensed consolidated financial statements of Argotec Intermediate Holdings LLC and Subsidiaries as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014 are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and for the year ended December 31, 2014, and the accompanying notes, are attached as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Greenberg, Rosenblatt, Kull & Bitsoli, P.C.

99.1	Argotec Intermediate Holdings Two LLC and Subsidiaries Consolidated Financial Statements as of December 31, 2014 and for the year then ended.

99.2
Unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and year ended December 31, 2014, and the accompanying notes.

99.3	Unaudited financial statements of Argotec Intermediate Holdings LLC and Subsidiaries as of and for the nine months ended September 30 2015 and 2014, and the accompanying notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 13, 2016.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Allison Aden
Allison Aden
Executive Vice President, Finance and
Chief Financial Officer

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated January 13, 2016

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
23.1	Consent of Greenberg, Rosenblatt, Kull & Bitsoli, P.C.

99.1	Argotec Intermediate Holdings Two LLC and Subsidiaries Consolidated Financial Statements as of December 31, 2014 and for the year then ended.

99.2
Unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and year ended December 31, 2014, and the accompanying notes.

99.3	Unaudited financial statements of Argotec Intermediate Holdings LLC and Subsidiaries as of and for the nine months ended September 30 2015 and 2014, and the accompanying notes.